                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. __ )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [    ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
     (2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           SHORT-TERM INVESTMENTS CO.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

         5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         ------------------------------------------------

         2) Form, Schedule or Registration Statement No.:

         ------------------------------------------------

         3) Filing Party:

         ------------------------------------------------

         4) Date Filed:

         ------------------------------------------------

                           SHORT-TERM INVESTMENTS CO.

                            LIQUID ASSETS PORTFOLIO
                                PRIME PORTFOLIO

            11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 3, 2000

TO THE SHAREHOLDERS:

     Short-Term Investments Co. (the company) is holding a special meeting of shareholders on Wednesday, May 3, 2000 at 3:00 p.m., Central time. The place of the meeting is the company's offices at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     The company, a Maryland corporation, consists of the following series portfolios: Liquid Assets Portfolio and Prime Portfolio. This proxy statement relates to both of these series portfolios (together, the funds).

     The purposes of the meeting are as follows:

(1) To elect ten directors, each of whom will serve until his or her successor is elected and qualified.

(2) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(3) To approve changing the fundamental investment restrictions of both funds.

(4) To approve changing the investment objectives of both funds so that they are non-fundamental.

(5) To ratify the selection of KPMG LLP as independent accountants for each of the funds for the fiscal year ending in 2000.

(6) To transact such other business as may properly come before the meeting.

     You may vote at the meeting if you are the record owner of shares of a fund as of the close of business on February 18, 2000. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, please notify the company by calling 1-800-952-3502. If you do not expect to attend the meeting, please fill in, date, sign and return the proxy card in the enclosed envelope which requires no postage if mailed in the United States.

     It is important that you return your signed proxy card promptly so that a quorum may be assured. If we do not hear from you after a reasonable amount of time, you may receive a telephone call, reminding you to vote your shares.

     Thank you for your cooperation and continued support.

                                           By order of the Board,

                                           /s/ CAROL F. RELIHAN

                                           Carol F. Relihan
                                           Secretary

March 9, 2000

                           SHORT-TERM INVESTMENTS CO.

                            LIQUID ASSETS PORTFOLIO
                                PRIME PORTFOLIO

            11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173
                           Toll Free: (800) 454-0327

--------------------------------------------------------------------------------
                                PROXY STATEMENT
                              DATED MARCH 9, 2000

--------------------------------------------------------------------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 3, 2000

WHO IS ASKING FOR MY VOTE?

     The Board of Directors (the Board) of Short-Term Investments Co. (the company) is sending you this proxy statement and the enclosed proxy card (or cards) on behalf of the two separate series portfolios of the company listed above (together, the funds). The Board is soliciting your proxy to vote at the 2000 special meeting of shareholders of the company (the meeting).

WHEN AND WHERE WILL THE MEETING BE HELD?

     The meeting will be held at the company's offices, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, at 3:00 p.m., Central time, on Wednesday, May 3, 2000. If you expect to attend the meeting in person, please notify the company by calling 1-800-952-3502.

WHO IS ELIGIBLE TO VOTE?

     The Board is sending this proxy statement, the attached notice of meeting and the enclosed proxy card on or about March 9, 2000 to all shareholders entitled to vote. Shareholders who owned shares of common stock of any class of a fund at the close of business on February 18, 2000 (the record date) are entitled to vote. The number of shares outstanding on the record date for each class of each fund are in Appendix A. Each share of common stock of a fund that you own entitles you to one vote on each proposal set forth in this proxy statement (a fractional share has a fractional vote).

WHAT PROPOSALS APPLY TO MY FUND?

     The following summarizes each proposal to be presented at the meeting:

        1. Electing directors

        2. Approving a new advisory agreement with A I M Advisors, Inc.

        3. Changing the funds' fundamental investment restrictions

        4. Changing the investment objectives of the funds so that they are non-fundamental

        5. Ratifying the Board's selection of independent accountants

        6. Considering other matters

     The Board is soliciting each fund with respect to each proposal.

WHAT ARE THE DIFFERENT WAYS I CAN VOTE?

  Voting by Proxy

     Whether you plan to attend the meeting or not, the Board urges you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the meeting and vote.

     The Board has named Robert H. Graham and Gary T. Crum and Lewis F. Pennock as proxies. If you properly fill in your proxy card and send it to the company in time to vote, your proxy will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares with respect to Proposals 1 through 5 as recommended by the Board.

     If any other matter is presented, your proxy will vote in accordance with his or her best judgment. At the time this proxy statement was printed, the Board knew of no matters that needed to be acted on at the meeting other than those discussed in this proxy statement.

     If you appoint a proxy, you may revoke it at any time before it is exercised. You can do this by sending in another proxy with a later date or by notifying the company's secretary in writing before the meeting that you have revoked your proxy.

  Voting in Person

     If you do attend the meeting and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the record date and authorizing you to vote.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

     The Board recommends that shareholders vote as follows:

     - FOR electing all ten nominees for director.

     - FOR approving a new advisory agreement.

     - FOR changing the funds' fundamental investment restrictions.

     - FOR changing the investment objectives of the funds so that they are non-fundamental.

     - FOR ratifying the Board's selection of independent accounts.

WHAT IS THE QUORUM REQUIREMENT?

     A quorum of shareholders is necessary to hold a valid meeting. The presence in person or by proxy of shareholders entitled to cast thirty percent (30%) of all votes entitled to be cast at the meeting shall constitute a quorum at all meetings of the shareholders, except with respect to any matter which by law or the Charter of the company requires the separate approval of one or more classes or series of the capital stock of the company, in which case the holders of one-third of the shares of each such class or series (or of such classes or series voting together as a single class) entitled to vote on the matter shall constitute a quorum.

     Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will be entitled to vote your shares on Proposals 1 and 5 (election of directors and ratification of selection of accountants) even if it has not received instructions from you. Your broker will not be entitled to vote on Proposals 2, 3, 4 or 6 (approving a new advisory agreement for your fund, changing your fund's investment restrictions, making your fund's investment objective non-fundamental and considering other matters) unless it has received instructions from you. If your broker does not vote your shares on Proposals 2, 3, 4 or 6 because it has not received instructions from you, these shares will be considered broker non-votes.

     Broker non-votes and abstentions with respect to any proposal will count as present for establishing a quorum.

WHAT IS THE VOTE NECESSARY TO APPROVE EACH PROPOSAL?

     The affirmative vote of a plurality of votes cast is necessary to elect the directors, meaning that the nominees receiving the most votes will be elected (Proposal 1). In an uncontested election for directors, the plurality requirement is not a factor.

     The affirmative vote of a majority of the outstanding voting securities of each applicable fund, as defined in the Investment Company Act of 1940, as amended (the 1940 Act), is required to:

     - approve the funds' new advisory agreement (Proposal 2);

     - approve new fundamental investment restrictions for the funds (Proposal
       3); and

     - make the investment objective of each fund non-fundamental (Proposal 4).

     The 1940 Act defines a majority of the outstanding voting securities of a fund (a 1940 Act majority) as the lesser of (a) the vote of holders of 67% or more of the voting securities of the fund present in person or by proxy, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy, or (b) the vote of the holders of more than 50% of the outstanding voting securities of the fund. Broker non-votes and abstentions will not count as votes cast and will have the effect of votes against Proposals 2 through 4.

     The affirmative vote of a majority of votes cast is necessary to ratify the selection of KPMG LLP as your fund's independent accountants (Proposal 5). For Proposal 5, abstentions will not count as votes cast and will have no effect on the outcome of the vote.

CAN THE MEETING BE ADJOURNED?

     The proxies may propose to adjourn the meeting to permit further solicitation of proxies or for other purposes. Any such adjournment will require the affirmative vote of a majority of the votes cast.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE FUNDS?

     UPON YOUR REQUEST, EACH FUND WILL FURNISH YOU A FREE COPY OF ITS MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMIANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY. YOU SHOULD DIRECT YOUR REQUEST TO FUND MANAGEMENT COMPANY AT P.O. BOX 4497, HOUSTON, TX 77210-4497 OR BY CALLING 1-800-659-1005.

                       PROPOSAL 1:  ELECTION OF DIRECTORS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THE ELECTION OF DIRECTORS?

     Proposal 1 applies to all shareholders of both funds.

WHO ARE THE NOMINEES FOR DIRECTOR?

     For election of directors at the meeting, the Board has approved the nomination of Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar, each to serve as director until his or her successor is elected and qualified.

     The proxies will vote for the election of these nominees unless you withhold authority to vote for any or all of them in the proxy. Each of the nominees has indicated that he or she is willing to serve as a director. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the directors who are not interested persons of the company, as defined in the 1940 Act (the independent directors), may recommend.

     All of the nominees presently are directors of the company. The nominees serve as directors, trustees or officers of the following open-end management investment companies advised or managed by A I M Advisors, Inc. (AIM): AIM Advisor Funds, Inc., AIM Equity Funds, Inc., AIM Funds Group, AIM International Funds, Inc., AIM Investment Securities Funds, AIM Special Opportunities Funds, AIM Summit Fund, Inc., AIM Tax Exempt Funds, Inc., AIM Variable Insurance Funds, Inc., Short-Term Investments Co., Short-Term Investments Trust and Tax-Free Investments Co. (these investment companies and their series portfolios, if any, are referred to collectively as the AIM funds). Robert H. Graham also serves as a director or trustee, and officer of other open-end and closed-end management investment companies managed or advised by AIM. No director or nominee is a party adverse to the company or any of its affiliates in any material pending legal proceedings, nor does any director or nominee have an interest materially adverse to the company.

     The following table sets forth information concerning the nominees:

NAME, ADDRESS AND AGE        DIRECTOR SINCE      PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------      -------------------   ----------------------------------------
+*Charles T. Bauer (81)    May 5, 1993           Director and Chairman, A I M Management
11 Greenway Plaza                                Group Inc., A I M Advisors, Inc., A I M
Suite 100                                        Capital Management, Inc., A I M
Houston, TX 77046-1173                           Distributors, Inc., A I M Fund Services,
                                                 Inc. and Fund Management Company; and
                                                 Executive Vice Chairman and Director,
                                                 AMVESCAP PLC.
Bruce L. Crockett (55)     May 5, 1993           Director, ACE Limited (insurance
906 Frome Lane                                   company). Formerly, Director, President
McLean, VA 22102                                 and Chief Executive Officer, COMSAT
                                                 Corporation; and Chairman, Board of
                                                 Governors of INTELSAT (international
                                                 communications company).
+Owen Daly II (75)         May 5, 1993           Formerly, Director, Cortland Trust Inc.
Six Blythewood Road                              (investment company), CF & I Steel
Baltimore, MD 21210                              Corp., Monumental Life Insurance Company
                                                 and Monumental General Insurance
                                                 Company; and Chairman of the Board of
                                                 Equitable Bancorporation.

  + Does not include years of service as a director or trustee of any predecessor funds.

  * Mr. Bauer is an interested person of AIM and the company, as defined in the 1940 Act, primarily because of his positions with AIM and its affiliated companies, as set forth above, and through his ownership of stock of AMVESCAP PLC, which, through A I M Management Group Inc., owns all of the outstanding stock of AIM.

NAME, ADDRESS AND AGE        DIRECTOR SINCE      PRINCIPAL OCCUPATION DURING PAST 5 YEARS
---------------------      -------------------   ----------------------------------------
Edward K. Dunn, Jr. (64)   March 10, 1998        Chairman of the Board of Directors,
2 Hopkins Plaza                                  Mercantile Mortgage Corporation.
8th Floor, Suite 805                             Formerly, Vice Chairman of the Board of
Baltimore, MD 21201                              Directors and President and Chief
                                                 Operating Officer, Mercantile-Safe
                                                 Deposit & Trust Co.; and President,
                                                 Mercantile Bankshares.
Jack M. Fields (48)        March 11, 1997        Chief Executive Officer, Texana Global,
Jetero Plaza, Suite E                            Inc. (foreign trading company) and
8810 Will Clayton Parkway                        Twenty First Century Group, Inc. (a
Humble, TX 77338                                 governmental affairs company); and
                                                 Director, Telscape International and
                                                 Administaff. Formerly, Member of the
                                                 U.S. House of Representatives.
+**Carl Frischling (63)    May 5, 1993           Partner, Kramer Levin Naftalis & Frankel
919 Third Avenue                                 LLP (law firm). Formerly, Partner, Reid
New York, NY 10022                               & Priest (law firm).
+***Robert H. Graham (53)  May 10, 1994          Director, President and Chief Executive
11 Greenway Plaza                                Officer, A I M Management Group Inc.;
Suite 100                                        Director and President, A I M Advisors,
Houston, TX 77046-1173                           Inc.; Director and Senior Vice
                                                 President, A I M Capital Management,
                                                 Inc., A I M Distributors, Inc., A I M
                                                 Fund Services, Inc. and Fund Management
                                                 Company; and Director and Chief
                                                 Executive Officer, Managed Products,
                                                 AMVESCAP PLC.
Prema Mathai-Davis (49)    September 10, 1998    Chief Executive Officer, YWCA of the
350 Fifth Avenue, Suite                          U.S.A.
301
New York, NY 10118
+Lewis F. Pennock (57)     May 5, 1993           Partner, Pennock & Cooper (law firm).
6363 Woodway, Suite 825
Houston, TX 77057
+Louis S. Sklar (60)       May 5, 1993           Executive Vice President, Development
The Williams Tower                               and Operations, Hines Interests Limited
50th Floor                                       Partnership (real estate development).
2800 Post Oak Boulevard
Houston, TX 77056

 + Does not include years of service as a director or trustee of any predecessor funds.

 ** Mr. Frischling is an interested person of the company, as defined in the 1940 Act, primarily because of payments received by his law firm from the Company for services to the independent directors of the Company.

*** Mr. Graham is an interested person of AIM and the company, as defined in the 1940 Act, primarily because of his positions with AIM and its affiliated companies, as set forth above, and through his ownership of stock of AMVESCAP PLC, which, through A I M Management Group Inc., owns all of the outstanding stock of AIM.

WHAT ARE THE RESPONSIBILITIES OF THE BOARD?

     The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including AIM and its affiliates. At least annually, the Board reviews the fees paid by the company for these services and the overall level of the funds' operating expenses.

WHY ARE DIRECTORS BEING ELECTED AT THE PRESENT TIME?

     Under the 1940 Act, the Board may fill vacancies on the Board or appoint new directors only if, immediately thereafter, at least two-thirds of the directors will have been elected by shareholders. Currently, seven of the company's ten directors have been elected by shareholders. As directors retire, resign or otherwise cease their service as directors in the future, the company may be unable to fill the vacancies created by such action because three of the company's ten directors have not been elected by shareholders. To provide the Board with the flexibility to fill vacancies created when directors cease their service as directors, and in light of the fact that only seven of the company's directors have been elected by shareholders, the Board believes it is appropriate for shareholders to elect directors at the present time.

HOW LONG CAN DIRECTORS SERVE ON THE BOARD?

     Directors generally hold office until their successors are elected and qualified. Pursuant to a policy adopted by the Board, each duly elected or appointed independent director may continue to serve as a director until December 31 of the year in which the director turns 72. Independent directors who were age 65 or older and serving on the board of one or more of the AIM funds when the policy was initially adopted in 1992 may continue to serve until December 31 of the year in which the director turns 75. A director of the company may resign or be removed for cause by a vote of the holders of a majority of the outstanding shares of the company at any time. A majority of the Board may extend, from time to time, the retirement date of a director. The Board has agreed to extend the retirement date of Mr. Daly, who otherwise would have retired December 31, 2000, to December 31, 2001. In making this decision, the Board took into account Mr. Daly's experience and active participation as a director.

WHAT ARE SOME OF THE WAYS IN WHICH THE BOARD REPRESENTS MY INTERESTS?

     The Board seeks to represent shareholder interests by:

     - reviewing the funds' investment performance on an individual basis with the funds' respective managers;

     - reviewing the quality of the various other services provided to the funds and their shareholders by each of the fund's service providers, including AIM and its affiliates;

     - discussing with senior management of AIM steps being taken to address any performance deficiencies;

     - reviewing the fees paid to AIM and its affiliates to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing sufficient resources to continue to provide high-quality services in the future;

     - monitoring potential conflicts between the funds and AIM and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders; and

     - monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

WHAT ARE THE COMMITTEES OF THE BOARD?

     The standing Committees of the Board are the Audit Committee, the Capitalization Committee, the Investments Committee and the Nominating and Compensation Committee.

     The members of the Audit Committee are Messrs. Crockett, Daly, Dunn (Chairman), Fields, Frischling, Pennock and Sklar and Dr. Mathai-Davis. The Audit Committee is responsible for:

     - considering management's recommendations of independent accountants for each fund and evaluating such accountants' performance, costs and financial stability;

     - with AIM, reviewing and coordinating audit plans prepared by the funds' independent accountants and management's internal audit staff; and

     - reviewing financial statements contained in periodic reports to shareholders with the funds' independent accountants and management.

     The members of the Capitalization Committee are Messrs. Bauer, Graham (Chairman) and Pennock. The Capitalization Committee is responsible for:

     - increasing or decreasing the aggregate number of shares of any class of the company's common stock by classifying and reclassifying the company's authorized but unissued shares of common stock, up to the company's authorized capital;

     - fixing the terms of such classified or reclassified shares of common stock; and

     - issuing such classified or reclassified shares of common stock upon the terms set forth in the applicable fund's prospectus, up to the company's authorized capital.

     The members of the Investments Committee are Messrs. Bauer, Crockett, Daly, Dunn, Fields, Frischling, Pennock and Sklar (Chairman) and Dr. Mathai-Davis. The Investments Committee is responsible for:

     - overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and

     - considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

     The members of the Nominating and Compensation Committee are Messrs. Crockett (Chairman), Daly, Dunn, Fields, Pennock and Sklar and Dr. Mathai-Davis. The Nominating and Compensation Committee is responsible for:

     - considering and nominating individuals to stand for election as independent directors as long as the company maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act;

     - reviewing from time to time the compensation payable to the independent directors; and

     - making recommendations to the Board regarding matters related to compensation, including deferred compensation plans and retirement plans for the independent directors.

     The Nominating and Compensation Committee will consider nominees recommended by a shareholder to serve as directors, provided (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which directors will be elected, and (ii) that the Nominating and Compensation Committee or the Board, as applicable, shall make the final determination of persons to be nominated.

HOW OFTEN DOES THE BOARD MEET?

     The Board typically conducts regular meetings nine times a year to review the operations of the funds and of the other AIM funds. Typically, five of these nine meetings are held in person, each over a two-day period. One or more Committees of the Board generally meet in conjunction with each in-person meeting of the Board. In addition, the Board or any Committee may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

     During the fiscal year ended August 31, 1999, the Board held 9 meetings, the Audit Committee held 5 meetings, the Investments Committee held 4 meetings and the Nominating and Compensation Committee held 6 meetings. The Capitalization Committee did not meet. All of the current directors and Com-mittee members then serving attended at least 75% of the meetings of the Board and applicable Committees, if any, held during the fiscal year ended August 31, 1999.

WHAT ARE THE DIRECTORS PAID FOR THEIR SERVICES?

     Each director is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee attended. Each director who is not also an officer of the company is compensated for his or her services according to a fee schedule which recognizes the fact that such director also serves as a director or trustee of all of the other AIM funds. Each such director receives a fee, allocated among the AIM funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

     Set forth below is information regarding compensation paid or accrued for each director:

                                                                         TOTAL
                                                RETIREMENT BENEFITS   COMPENSATION
                       AGGREGATE COMPENSATION     ACCRUED BY ALL        FROM ALL
DIRECTOR                FROM THE COMPANY(1)        AIM FUNDS(2)       AIM FUNDS(3)
--------               ----------------------   -------------------   ------------
Charles T. Bauer.....               0                       0                  0
Bruce L. Crockett....          $9,888                $ 37,485           $103,500
Owen Daly II.........           9,888                 122,898            103,500
Edward K. Dunn
  Jr. ...............           9,888                       0            103,500
Jack M. Fields.......           9,845                  15,826            101,500
Carl Frischling(4)...           9,844                  97,791            103,500
Robert H. Graham.....               0                       0                  0
John F. Kroeger(5)...             731                 107,896                  0
Prema Mathai-Davis...           9,337                       0            101,500
Lewis F. Pennock.....           9,844                  45,766            103,500
Ian W. Robinson(6)...           5,857                  94,422             25,000
Louis S. Sklar.......           9,844                  90,232            101,500

(1) The total amount of compensation deferred by all directors of the company during the fiscal year ended August 31, 1999, including earnings thereon, was $61,406.

(2) During the fiscal year ended August 31, 1999, the total amount of expenses allocated to the company in respect of such retirement benefits was $96,514. Data reflects compensation for the calendar year ended December 31, 1999.

(3) Each director serves as director or trustee of at least 12 registered investment companies advised by AIM. Data reflects compensation for the calendar year ended December 31, 1999. Accruals for 1999 are based on actuarial projections from 1998.

(4) During the fiscal year ended August 31, 1999, the company paid $36,414 in legal fees to Mr. Frischling's law firm, Kramer Levin Naftalis & Frankel, LLP, for services rendered to the independent directors of the company.

(5) Mr. Kroeger was a director until June 11, 1998, when he resigned. On that date, he became a consultant to the company. Mr. Kroeger passed away on November 26, 1998. Mr. Kroeger's widow will receive his pension as described below under "AIM Funds Retirement Plan for Eligible Directors/ Trustees."

(6) Mr. Robinson was a director until March 12, 1999, when he retired.

     A I M Management Group Inc. (AIM Management) has requested proposals from real estate development firms in the greater Houston area in connection with exploring possible options upon the expiration of the lease of AIM Management's current office space on December 31, 2003. Mr. Sklar is employed by Hines Interests Limited Partnership (Hines). Two of Hines' affiliates, Hines Corporate Properties, LLC and Sugarland Properties Incorporated (collectively, Hines Affiliates), have each submitted office space proposals to AIM Management for evaluation. Mr. Sklar would have an indirect financial interest, and may have a direct equity interest, in these proposals. Since the Hines Affiliates' proposals are among many being evaluated by AIM Management, it is not currently possible to determine the extent of any such interest, or to determine whether AIM Management will proceed with negotiations with Hines Affiliates on any specific proposal.

  AIM Funds Retirement Plan for Eligible Directors/Trustees

     Under the terms of the AIM Funds Retirement Plan for Eligible Directors/ Trustees, each director (who is not an employee of any of the AIM funds, AIM Management or any of their affiliates) may be entitled to certain benefits upon retirement from the Board. Pursuant to such retirement plan, a director becomes eligible to retire and to receive full benefits under the plan when he or she has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the applicable AIM funds). Each eligible director is entitled to receive an annual benefit from the applicable AIM funds commencing on the first day of the calendar quarter coincident with or following his or her date of retirement equal to a maximum of 75% of the annual retainer paid or accrued by the applicable AIM funds for such director during the twelve-month period immediately preceding the director's retirement (including amounts deferred under a separate agreement between the applicable AIM funds and the director) and based on the number of such director's years of service (not in excess of 10 years of service) completed with respect to any of the applicable AIM funds. Such benefit is payable to each eligible director in quarterly installments. If an eligible director dies after attaining the normal retirement date but before receipt of all benefits under the plan, the director's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased director for no more than ten years beginning the first day of the calendar quarter following the date of the director's death. Payments under the plan are not secured or funded by any applicable AIM fund.

     Set forth below is a table that shows the estimated annual benefits payable to an eligible director upon retirement assuming the retainer amount reflected below and various years of service. The estimated credited years of service for Messrs. Crockett, Daly, Dunn, Fields, Frischling, Kroeger, Pennock, Robinson and Sklar and Dr. Mathai-Davis are 13, 13, 2, 3, 23, 20, 18, 11, 10 and 1 years, respectively.

                   ESTIMATED ANNUAL BENEFITS UPON RETIREMENT

                                        ANNUAL
                                      RETIREMENT
                                     COMPENSATION
                                     PAID BY ALL
NUMBER OF YEARS OF SERVICE            APPLICABLE
WITH THE APPLICABLE AIM FUNDS         AIM FUNDS
-----------------------------        ------------
10........................             $67,500
 9........................             $60,750
 8........................             $54,000
 7........................             $47,250
 6........................             $40,500
 5........................             $33,750

  Deferred Compensation Agreements

     Messrs. Daly, Dunn, Fields, Frischling, and Sklar and Dr. Mathai-Davis (the deferring directors) have each executed a deferred compensation agreement. Pursuant to the agreements, the deferring directors may elect to defer receipt of up to 100% of their compensation payable by the company, and such amounts are placed into a deferral account. Currently, the deferring directors may select various AIM funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the deferring directors' accounts will be paid in cash, in generally equal quarterly installments over a period of five
(5) or ten (10) years (depending on the agreement) beginning on the date the deferring director's retirement benefits commence under the plan. The Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring director's termination of service as a director of the company. If a deferring director dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary in a single lump sum payment as soon as practicable after such deferring director's death. The agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring directors have the status of unsecured creditors of the company and of each other AIM fund from which they are deferring compensation.

WHAT ARE THE OFFICERS PAID FOR THEIR SERVICES?

     The company does not pay its officers for the services they provide to the company. Instead, the officers, who are also officers or employees of AIM or its affiliates, are compensated by AIM Management or its affiliates.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 1?

          YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY
                 RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                                  PROPOSAL 2:
                APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 2 applies to all shareholders of both funds.

WHAT AM I BEING ASKED TO APPROVE?

     The Board recommends that you approve a new advisory agreement between AIM and the company for your fund. The Board is asking you to vote on this new agreement because the company may amend its advisory agreement only with shareholder approval. A form of the company's proposed Master Investment Advisory Agreement is in Appendix B. The proposed advisory agreement amends the current advisory agreement primarily by:

     - omitting references to the provision of administrative services to the funds;

     - omitting certain expense limitations that are no longer applicable;

     - clarifying existing non-exclusivity provisions;

     - clarifying existing delegation provisions;

     - adding provisions regarding affiliated brokerage;

     - adding certain provisions relating to certain functions to be performed by AIM in connection with the funds' securities lending program; and

     - clarifying existing liability provisions.

     At a meeting held on February 3, 2000, the Board voted to recommend that you approve a proposal to adopt the new advisory agreement.

WHO IS THE FUNDS' INVESTMENT ADVISOR?

     AIM became the investment advisor for each of the funds on the dates indicated in Appendix C. The current Master Investment Advisory Agreement, as amended, was executed, and the funds' shareholders last voted on such agreement, on the dates indicated in Appendix C. The Board, including a majority of the independent directors, last approved the current advisory agreement on May 11, 1999.

     AIM is a wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. The address of AIM and AIM Management is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM was organized in 1976, and, together with its subsidiaries, advises or manages approximately 120 investment portfolios encompassing a broad range of investment objectives. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4YR, United Kingdom. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific region. A list of the principal executive officer and the directors of AIM is in Appendix D.

DO ANY OF THE COMPANY'S DIRECTORS OR EXECUTIVE OFFICERS HOLD POSITIONS WITH AIM?

     Charles T. Bauer, Robert H. Graham, Gary T. Crum, Carol F. Relihan, Melville B. Cox, Dana R. Sutton, Karen Dunn Kelley and J. Abbott Sprague, all of whom are directors and/or executive officers of the company, also are directors and/or officers of AIM. Each of them also beneficially owns shares of AMVESCAP PLC and/or options to purchase shares of AMVESCAP PLC.

WHAT ARE THE TERMS OF THE CURRENT ADVISORY AGREEMENT?

     Under the terms of the current advisory agreement, AIM supervises all aspects of the funds' operations and provides investment advisory services to the funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the funds. AIM will not be liable to the funds or their shareholders except in the case of AIM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     The current advisory agreement provides that the funds will pay or cause to be paid all of their expenses not assumed by AIM, including without limitation:

     - brokerage commissions;

     - taxes;

     - legal, accounting, auditing or governmental fees;

     - the cost of preparing share certificates;

     - custodian, transfer and shareholder service agent costs;

     - expenses of issue, sale, redemption, and repurchase of shares;

     - expenses of registering and qualifying shares for sale;

     - expenses relating to director and shareholder meetings;

     - the cost of preparing and distributing reports and notices to shareholders;

     - the fees and other expenses incurred by the funds in connection with membership in investment company organizations;

     - the cost of printing copies of prospectuses and statements of additional information distributed to the funds' shareholders; and

     - all other charges and costs of the funds' operations unless otherwise explicitly provided.

     The current advisory agreement will continue in effect from year to year for each fund only if such continuance is specifically approved at least annually by (i) the Board or the vote of a majority of the outstanding voting securities of that fund (as defined in the 1940 Act), and (ii) the affirmative vote of a majority of independent directors by votes cast in person at a meeting called for such purpose. The current advisory agreement provides that the Board, a majority of the outstanding voting securities of a fund or AIM may terminate the agreement for a fund on 60 days' written notice without penalty. The agreement terminates automatically in the event of its assignment.

     AIM may from time to time waive or reduce its fee. AIM may rescind voluntary fee waivers or reductions at any time without further notice to investors. If, during any fiscal year, AIM has waived or reduced fees, AIM will retain its ability to be reimbursed for such fee waiver or reduction prior to the end of such fiscal year. If AIM has agreed to contractual fee waivers or reductions, AIM may not alter those arrangements to a fund's detriment during the period stated in the agreement between AIM and the company. AIM may not change provisions in the current advisory agreement imposing expense limitations without shareholder approval.

     The annual rates at which AIM receives fees from each fund under the current advisory agreement, as well as the dollar amounts of advisory fees net of any expense limitations or fee waivers paid to AIM by each fund and the dollar amount of advisory fees (if any) waived by AIM for each fund for the fiscal year ended August 31, 1999, are in Appendix E.

WHAT ADDITIONAL SERVICES ARE PROVIDED BY AIM AND ITS AFFILIATES?

     AIM and its affiliates also provide additional services to the company and the funds. AIM provides or arranges for others to provide administrative services to the funds. Fund Management Company serves as the funds' principal underwriter for each of the funds and A I M Fund Services, Inc. serves as the funds' transfer agent. These companies are wholly owned subsidiaries of AIM.

Information concerning fees paid to AIM and its affiliates for these services is in Appendix F.

WHAT ADVISORY FEES DOES AIM CHARGE FOR SIMILAR FUNDS IT MANAGES?

     The advisory fee schedules for other funds advised by AIM with similar investment objectives as the funds are in Appendix G.

WHAT ARE THE TERMS OF THE PROPOSED ADVISORY AGREEMENT?

     The primary differences between the current advisory agreement and the proposed advisory agreement that the Board approved are:

     - To omit references to the provision of administrative services to the funds by AIM, because such services are covered by a separate administrative services agreement between AIM and the company;

     - To omit certain expense limitations that are no longer applicable;

     - To clarify non-exclusivity provisions that are set forth in the current advisory agreement;

     - To clarify delegation provisions that are set forth in the current advisory agreement;

     - To add provisions regarding affiliated brokerage;

     - To add certain provisions relating to certain functions to be performed by AIM in connection with the funds' securities lending program; and

     - To clarify that one fund is not liable for another fund's obligations, and that AIM's liability to one fund does not automatically extend to another fund.

     Each of these changes is discussed more fully below. Except for these changes, the terms of the current advisory agreement and the proposed advisory agreement are substantially similar, except for the effective dates and the renewal dates.

  Administrative Services

     The company and AIM are parties to a Master Administrative Services Agreement dated February 28, 1997. The current advisory agreement states that AIM may provide certain administrative services to the funds at the Board's request. The Board has traditionally asked AIM to provide such services to the funds. AIM then provides such services pursuant to the Master Administrative Services Agreement.

     The Board proposes to separate the advisory services and the administrative services that AIM provides to the company, so that the provision of administra-tive services is dealt with solely in a Master Administrative Services Agreement. As a result, the proposed advisory agreement omits all references to the Master Administrative Services Agreement. Since this omission will not change the administrative services that AIM provides to the company or the compensation AIM receives for providing administrative services, the Board believes that this change is a matter of form rather than a substantive change in the relationship between AIM and the company.

  Expense Limitations

     The current advisory agreement provides that advisory fees will be reduced in accordance with certain expense limitations set forth in securities regulations of the states in which the funds' shares are qualified for sale. States can no longer impose expense limitations because federal law has pre-empted these state regulations. Accordingly, the Board believes that this expense limitation provision should be omitted from the proposed advisory agreement.

  Non-Exclusivity Provisions

     The current advisory agreement provides that neither AIM nor the directors or officers of the company owe an exclusive duty to the company. The current advisory agreement expressly permits AIM to render investment advisory, administrative and other services to other entities (including investment companies). The current advisory agreement also expressly permits the directors and officers of the company to serve as partners, officers, directors or trustees of other entities (including other investment advisory companies). The Board believes that the non-exclusivity provision in the current advisory agreement should be divided into two separate provisions: one dealing with AIM and the other dealing with officers and directors of the company.

     The non-exclusivity provisions of the proposed advisory agreement are substantially similar to the provision in the current advisory agreement. However, the proposed advisory agreement explicitly states that the company recognizes that AIM's obligations to other clients may adversely affect the company's ability to participate in certain investment opportunities. The proposed advisory agreement also explicitly states that AIM, in its sole discretion, shall be entitled to determine the allocation of investment opportunities among the AIM funds and other clients in accordance with a policy that AIM believes to be equitable.

  Delegation

     The proposed advisory agreement expands the extent to which AIM can delegate its rights, duties and obligations by expressly providing that AIM may delegate any or all of its rights, duties or obligations under the agreement to one or more sub-advisors rather than solely certain specified advisory services. It also provides that AIM may replace sub-advisors from time to time in accordance with applicable federal securities laws and rules and regulations in effect or interpreted from time to time by the SEC or with exemptive orders or other similar relief. If, in accordance with the laws, rules, interpretations and exemptions, AIM is not required to seek shareholder approval of the appointment of a sub-advisor, it may do so solely upon approval of the Board. Under the current agreement, any appointment of a sub-advisor would require shareholder approval.

  Affiliated Brokerage

     Although AIM does not currently execute trades through brokers or dealers that are affiliated with AIM, the proposed advisory agreement includes a new provision that would permit such trades, subject to compliance with applicable federal securities laws, rules, interpretation and exemptions.

  Securities Lending

     If a fund engages in securities lending, AIM will provide the fund investment advisory services and related administrative services. The proposed advisory agreement includes a new provision that specifies the administrative services to be rendered by AIM if a fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

     AIM's compensation for advisory services rendered in connection with securities lending is included in the current advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending fund shall pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the fund from such activities. AIM currently intends to waive such fees, and has agreed to seek Board approval prior to its receipt of all or a portion of such fees.

  Liability

     The proposed advisory agreement clarifies that no fund shall be liable for the obligations of another fund, and the liability of AIM to one fund shall not automatically render AIM liable to any other fund.

WHAT FACTORS DID THE DIRECTORS CONSIDER IN APPROVING THE ADVISORY AGREEMENT?

     At the request of AIM, the Board discussed the approval of the proposed advisory agreement at a meeting held in person on February 3, 2000. The independent directors also discussed approval of the proposed advisory agreement with independent counsel at that meeting. In evaluating the proposed advisory agreement, the Board requested and received information from AIM to assist it in its deliberations.

     The board considered the following factors in determining the reasonableness and fairness of the proposed changes to the current advisory agreement with respect to each fund.

     - The qualifications of AIM to provide investment advisory services. The Board reviewed the credentials and experience of the officers and employees of AIM who provide investment advisory services to the funds, and noted that the persons providing services to the funds would not change if the new advisory agreement is approved by shareholders.

     - The range of investment advisory services provided by AIM. The Board reviewed the services to be provided by AIM under the new advisory agreement, and noted that no changes in the level or type of services provided by AIM would occur if the new advisory agreement is approved by shareholders, other than the provision by AIM of certain administrative services if a fund engages in securities lending.

     - The qualifications of AIM to provide a range of management and administrative services. The Board reviewed the general nature of the non-investment advisory services performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the Board also considered the organizational structure employed by AIM and its affiliates to provide those services. The Board reviewed the proposed elimination from the new advisory agreement of references to the provision by AIM of administrative services. The Board also reviewed the proposed form of administrative services agreement, noted that the services to be provided under the existing and proposed administrative services agreements are the same, and concluded that the administrative services to be provided by AIM would not change if all references to administrative services were deleted from the new advisory agreement.

     - The performance record of the funds. The Board determined that AIM has provided high quality services with respect to each fund, after considering performance information that it received during the past year from AIM regarding the funds. The Board also determined that each fund's performance would not have been affected if the proposed advisory agreement had been in effect during the past fiscal year, since no changes to advisory fees are being proposed, other than to permit AIM's receipt of fees for providing administrative services in connection with securities lending. Such fees would be paid only to the extent that a fund engages in securities lending, and therefore are not paid if the fund does not engage in securities lending. The Board noted that the funds do not currently engage in securities lending, but that such arrangements provide the opportunity for both the fund and AIM to obtain additional income. The Board noted that AIM currently intends to waive its right to receive any fees under the proposed investment advisory agreement for the administrative services it may provide in connection with securities lending activities. The Board also noted that AIM has agreed to seek Board approval prior to its receipt of all or a portion of such fees.

     - The profitability of AIM. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that no changes to the advisory fees were being proposed, other than to permit AIM's receipt of fees for providing administrative services in connection with securities lending, and further noted that AIM currently intends to waive its right to receive any such fees and has agreed to seek Board approval prior to its receipt of all or a portion of such fees. The Board also noted that, in accordance with an exemptive order issued by the SEC, before a fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually and determine that it is in the best interests of the shareholders of the fund to invest in AIM-advised money market funds any cash collateral a fund receives as security for the borrower's obligation to return the loaned securities. If a fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds. The Board noted that the cash collateral relates to assets of a fund that have already been invested, and the investment of the cash collateral is intended to benefit a fund by providing it with additional income. The Board also noted that an investment of the cash collateral in an AIM-advised money market fund would have a positive effect on the profitability of AIM.

     - The terms of the proposed agreement. The Board reviewed the terms of the proposed agreement, including changes being made to clarify non-exclusivity, delegation and liability provisions, to separate administrative services from advisory services, to have AIM assist the funds if they engage in securities lending and to permit AIM to engage in brokerage transactions with affiliates. The Board determined that these changes reflect the current environment in which the funds operate, and that AIM should have the flexibility to take advantage of that environment.

     After considering the foregoing factors, the Board concluded that it is in the best interests of the funds and their shareholders to approve the new advisory agreement.

     The Board reached its conclusion after careful discussion and analysis. The Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed advisory agreement, the independent directors have considered what they believe to be in your best interests. In so doing, they were advised by independent counsel, retained by the independent directors and paid for by the company, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

     In accordance with an exemptive order issued by the SEC, before a fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually, and must determine that it is in the best interests of the shareholders of the fund to invest in AIM-advised money market funds any cash collateral a fund receives as security for the borrower's obligation to return the loaned securities. If a fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds.

WHEN WILL PROPOSAL 2 BE IMPLEMENTED?

     If approved, the new advisory agreement will become effective on May 25, 2000 and will expire, unless renewed, on or before June 30, 2001. If shareholders do not approve the proposed advisory agreement with respect to a fund, the current advisory agreement will continue in effect for such fund.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 2?

          YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY
                 RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                          PROPOSALS 3(a) THROUGH 3(j):
        CHANGES TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF EACH FUND

WHAT AM I BEING ASKED TO APPROVE?

     The Board recommends that you approve changing your fund's investment restrictions. The Board is asking you to vote on these changes because the investment restrictions described below are fundamental and shareholders must approve any change.

     Pursuant to the 1940 Act, each fund has adopted fundamental restrictions covering certain types of investment practices, which may be changed only with shareholder approval. Restrictions that a fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Board without shareholder approval. In addition to investment restrictions, the funds operate pursuant to investment objectives and policies. These objectives and policies govern the investment activities of the funds and further limit their ability to invest in certain types of securities or engage in certain types of transactions.

     The Board is proposing that you approve changes to your fund's fundamental investment restrictions. The changes will conform these restrictions to a set of uniform model restrictions under which most AIM funds will operate. The Board approved the changes to your fund's fundamental investment restrictions at a meeting held on February 3, 2000. The current fundamental investment restrictions for each fund are in Appendix H.

WHAT ARE THE REASONS FOR THE PROPOSED CHANGES TO THE FUNDAMENTAL RESTRICTIONS?

     Several of the funds' current fundamental restrictions reflect regulatory, business or industry conditions, practices or requirements that are no longer applicable. For example, the National Securities Markets Improvement Act of 1996 (NSMIA) preempted state laws, under which the funds previously were regulated and which required the adoption of certain restrictions. In addition, other fundamental restrictions reflect federal regulatory requirements that remain in effect but are not required to be stated as fundamental, or in some cases even as non-fundamental, restrictions. Also, as new AIM funds have been created or acquired during recent years, substantially similar fundamental restrictions often have been phrased in slightly different ways, sometimes resulting in minor but unintended differences in effect or potentially giving rise to unintended differences in interpretation.

     Accordingly, the Board has approved changes to certain of the funds' fundamental restrictions in order to simplify, modernize and make more uniform those restrictions that are required to be fundamental.

     The Board expects that you will benefit from these changes in a number of ways. The proposed uniform restrictions will provide the funds with as much investment flexibility as is possible under the 1940 Act. The Board believes that eliminating the disparities among the AIM funds' fundamental restrictions will enhance management's ability to manage efficiently and effectively the funds' assets in changing regulatory and investment environments. In addition, by reducing to a minimum those restrictions that can be changed only by shareholder vote, each fund will be able to avoid the costs and delays associated with a shareholder meeting if the Board decides to make future changes to a fund's investment policies.

WHAT ARE THE PROPOSED CHANGES TO THE FUNDAMENTAL RESTRICTIONS?

     Each proposed change to the funds' fundamental restrictions is discussed below. The proposed fundamental restrictions will provide the funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of operating under such interpretations or exemptions. Even though the funds will have this flexibility, if the proposed fundamental restrictions are approved, several new non-fundamental investment restrictions (which function as internal operating guidelines) will become effective. AIM must follow these non-fundamental investment restrictions in managing the funds. Of course, if circumstances change, the Board may change or eliminate any non-fundamental investment restriction in the future without shareholder approval.

     With respect to each fund and each fundamental or non-fundamental restriction, if a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in the values of the fund's portfolio securities or the amount of its total assets will not be considered a violation of the restriction.

                                 PROPOSAL 3(a):
                      CHANGE TO FUNDAMENTAL RESTRICTION ON
                             ISSUER DIVERSIFICATION

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3(a) applies to shareholders of both funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 3(a), a new fundamental restriction on issuer diversification would replace the current restriction for each fund as follows:

     "The fund is a 'diversified company' as defined in the 1940 Act. The fund will not purchase the securities of any issuer if, as a result, the fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the 1940 Act laws and interpretations) or except to the extent that the fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act laws and interpretations, the 1940 Act laws, interpretations and exemptions). In complying with this restriction, however, the fund may purchase securities of other investment companies to the extent permitted by the 1940 Act laws, interpretations and exemptions."

  Discussion:

     The proposed changes will permit the funds to take advantage of 1940 Act laws, interpretations and exemptions in effect from time to time relating to issuer diversification. However, the Board does not expect this change to have any material impact on the funds' current operations.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for each of the funds:

     "In complying with the fundamental restriction regarding issuer diversification, the fund will not, with respect to 100% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the fund's total assets would be invested in the securities of that issuer, except as permitted by Rule 2a-7 under the 1940 Act, or (ii) the fund would hold more than 10% of the outstanding voting securities of that issuer. The fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an AIM fund), subject to the terms and conditions of any exemptive orders issued by the SEC."

                                 PROPOSAL 3(b):
    CHANGE TO FUNDAMENTAL RESTRICTION ON BORROWING MONEY AND ISSUING SENIOR
                                   SECURITIES

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3(b) applies to shareholders of both funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 3(b), the existing fundamental restriction on issuing senior securities and borrowing money for each of the funds would be changed to read as follows:

     "The fund may not borrow money or issue senior securities, except as permitted by the 1940 Act laws, interpretations and exemptions."

  Discussion:

     The 1940 Act establishes limits on the ability of the funds to borrow money or issue "senior securities," a term that is defined, generally, to refer to obligations that have a priority over the company's shares of common stock with respect to the distribution of its assets or the payment of dividends. Currently, the fundamental restriction for the funds is more limiting than required by the 1940 Act.

     The proposed changes would make the funds' restrictions on borrowing money or issuing senior securities consistent and no more limiting than required by the 1940 Act. The proposed changes will also permit the funds to take advantage of the 1940 Act laws, interpretations and exemptions in effect from time to time relating to permitted borrowings and issuance of senior securities. The Board believes that changing the funds' fundamental restriction in this manner will provide flexibility for future contingencies. However, the Board does not expect this change to have any material impact on the funds' current operations.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for each of the funds:

     "In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The fund may borrow from banks, broker-dealers or an AIM fund. The fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The fund may not purchase additional securities when any borrowings from banks exceed 5% of the fund's total assets."

                                 PROPOSAL 3(c):
                      CHANGE TO FUNDAMENTAL RESTRICTION ON
                            UNDERWRITING SECURITIES

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3(c) applies to shareholders of both funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 3(c), the existing fundamental restriction on underwriting securities for each of the funds would be changed to read as follows:

     "The fund may not underwrite the securities of other issuers. This restriction does not prevent the fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the fund may be considered to be an underwriter under the Securities Act of 1933."

  Discussion:

     The proposed changes to this fundamental restriction would expand the types of transactions in which a fund may engage even if it may be considered to be an underwriter. Otherwise, the proposed restriction is substantially similar to the funds' current investment restriction.

                                 PROPOSAL 3(d):
                      CHANGE TO FUNDAMENTAL RESTRICTION ON
                             INDUSTRY CONCENTRATION

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3(d) applies to shareholders of both funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 3(d), the existing fundamental restriction on industry concentration for each of the funds would be changed to read as follows:

     "The fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act laws, interpretations and exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments, or (iii) bank instruments. In complying with this restriction, the fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security."

  Discussion:

     The proposed changes to the funds' fundamental restriction on concentration would clarify that for industry concentration purposes, the funds will not consider a bank-issued guaranty or financial guaranty insurance as a separate security. The proposed changes will also permit the funds to take advantage of laws, interpretations and exemptions in effect from time to time relating to concentration issues.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for each of the funds:

     "In complying with the fundamental restriction regarding industry concentration, the fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry."

                                 PROPOSAL 3(e):
     CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING REAL ESTATE

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3(e) applies to shareholders of both funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 3(e), the existing fundamental restriction on real estate investments for each of the funds would be changed to read as follows:

     "The fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein."

  Discussion:

     The proposed changes to this fundamental change would clarify the types of real estate related securities that are permissible investments for each fund. In addition, the proposed restriction includes an exception that permits each fund to hold real estate acquired as a result of ownership of securities or other instruments. However, the Board does not expect this change to have any material impact on the funds' current operations.

                                 PROPOSAL 3(f):
   CHANGE TO FUNDAMENTAL RESTRICTION ON PURCHASING OR SELLING COMMODITIES AND ELIMINATION OF FUNDAMENTAL RESTRICTIONS ON MARGIN TRANSACTIONS, ON PURCHASING
                SECURITIES ON MARGIN, SHORT SALES OF SECURITIES
                      AND INVESTING IN PUT OR CALL OPTIONS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3(f) applies to shareholders of both funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 3(f), the existing fundamental restriction that prohibits the purchase of commodities and commodity futures contracts, as well as, margin transactions, short sales of securities and investing in put or call options for each of the funds would be changed to read as follows:

     "The fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities."

  Discussion:

     The funds are not required to have a fundamental restriction with regard to margin transactions, short sales of securities or investing in put or call options. In order to conform the fundamental restrictions for all AIM funds, the Board believes that the funds' fundamental restriction with regard to margin transactions, short sales of securities and investing in put or call options should be deleted. The funds do not intend to engage in margin transactions, short sales or put or call options. The funds will not purchase any security on margin, except that each may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The Board does not expect this change to have any material impact on either of the fund's current operations.

     The proposed changes to this fundamental restriction on purchasing or selling commodities are intended to conform this limitation to similar limitations for other AIM funds. The funds do not intend to engage in futures contracts and options thereon or invest in securities that are secured by physical commodities. The Board does not expect this change to have any material impact on either of the fund's current operations.

                                 PROPOSAL 3(g):
               CHANGE TO FUNDAMENTAL RESTRICTION ON MAKING LOANS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3(g) applies to shareholders of both funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 3(g), the existing fundamental restriction on making loans for each of the funds would be changed to read as follows:

     "The fund may not make personal loans or loans of its assets to persons who control or are under common control with the fund, except to the extent permitted by 1940 Act laws, interpretations and exemptions. This restriction does not prevent the fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests."

  Discussion:

     The proposed changes to this fundamental restriction would broaden the situations in which a fund could lend its assets. In addition, the proposed restriction more completely describes various types of debt instruments available in the financial markets that the funds may purchase that do not constitute the making of a loan, and broadens the potential circumstances under which the funds could make loans.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for each of the funds:

     "In complying with the fundamental restriction with regard to making loans, the fund may lend up to 33 1/3% of its total assets and may lend money to another AIM fund, on such terms and conditions as the SEC may require in an exemptive order."

                                 PROPOSAL 3(h):
                    APPROVAL OF A NEW FUNDAMENTAL INVESTMENT
               RESTRICTION ON INVESTING ALL OF EACH FUND'S ASSETS
                              IN AN OPEN-END FUND

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3(h) applies to shareholders of both funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 3(h), the following fundamental investment restriction on investing in an open-end fund would be added for each of the funds:

     "The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the fund."

  Discussion:

     The Board has approved, subject to shareholder approval, the adoption of a new fundamental investment restriction that would permit each of the funds to invest all of its assets in another open-end fund. At present the Board has not considered any specific proposal to authorize a fund to invest all of its assets in this fashion. The Board will authorize investing a fund's assets in another open-end fund only if the Board first determines that is in the best interests of such fund and its shareholders.

     The purpose of this proposal is to enhance the flexibility of each fund and permit it to take advantage of potential efficiencies in the future available through investment in another open-end fund. This structure allows several funds with different distribution pricing structures, but the same investment objective, policies and limitations, to combine their assets in a pooled fund instead of managing them separately. This could lower the costs of obtaining portfolio execution, custodial, investment advisory and other services for the fund and could assist in portfolio management to the extent the cash flows of each investment vehicle offset each other or provide for less volatile asset changes. Of course, such benefits may not occur.

     At present, certain of the fundamental investment restrictions of each fund may prevent it from investing all of its assets in another registered investment company and would require a vote of fund shareholders before such a structure could be adopted. To avoid the costs associated with a subsequent shareholder meeting, the Board recommends that you vote to permit all of the assets of your fund to be invested in an open-end fund, without a further vote of shareholders, but only if the Board subsequently determines that such action is in the best interests of your fund and its shareholders. If you approve this proposal, the fundamental restrictions of your fund would be changed to permit such investment.

     A fund's methods of operation and shareholder services would not be materially affected by its investment in an open-end fund, except that the assets of the fund might be managed as part of a larger pool. If a fund invested all of its assets in an open-end fund, it would hold only investment securities issued by the open-end fund, and the open-end fund would invest directly in individual securities of other issuers. The fund otherwise would continue its normal operations. The Board would retain the right to withdraw the fund's investments from the open-end fund, and the fund then would resume investing directly in individual securities of other issuers as it does currently.

     AIM may benefit from the use of this structure if, as a result, overall assets under management are increased (since management fees are based on assets). Also, AIM's expense of providing investment and other services to the funds may be reduced.

     If you approve the proposed restriction, each fund will have the ability to invest all of its assets in another open-end investment company. Because the funds do not currently intend to do so, the following non-fundamental investment restriction will become effective for each of the funds:

     "Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the fund."

                                 PROPOSAL 3(i):
                   ELIMINATION OF FUNDAMENTAL RESTRICTION ON
                         MORTGAGING OR PLEDGING ASSETS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3(i) applies to shareholders of both funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 3(i), the existing fundamental restriction on mortgaging or pledging assets for each of the funds would be eliminated.

  Discussion:

     The funds are not required to have a fundamental restriction with respect to the mortgaging or pledging of assets. In order to maximize the funds' flexibility in this area, the Board believes that the funds' restriction on mortgaging or pledging assets should be eliminated. The Board does not expect this change to have any material impact on the funds' current operations.

                                 PROPOSAL 3(j):
 ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING IN OBLIGATIONS NOT PAYABLE
                           IN UNITED STATES CURRENCY

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3(j) applies to shareholders of both funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 3(j), the existing fundamental restriction on investing in obligations not payable in United States currency for each of the funds would be eliminated.

  Discussion:

     The funds are not required to have fundamental restrictions on investing in obligations not payable in United States currency. However, as money market funds, they can only invest in obligations payable as to principal and interest in United States currency. However, the Board does not expect this change to have any material impact on the funds' current operations.

WHEN WILL PROPOSALS 3(a) THROUGH 3(j) BE IMPLEMENTED?

     If you approve each of the above proposals, a new fundamental restriction will replace the fundamental investment restrictions for both funds. Accordingly, the proposed fundamental restrictions will become the only fundamental investment restrictions under which the specified funds will operate. If approved, the above restrictions may not be changed with respect to your fund without the approval of the holders of a majority of your fund's outstanding voting securities (as defined in the 1940 Act). The Board anticipates that these proposals, if approved, will be implemented on May 25, 2000.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSALS 3(a) THROUGH 3(j)?

          YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 3(a) THROUGH 3(j).

                                  PROPOSAL 4:
CHANGING THE INVESTMENT OBJECTIVES OF THE FUNDS SO THAT THEY ARE NON-FUNDAMENTAL

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 4 applies to shareholders of both funds.

WHAT AM I BEING ASKED TO APPROVE?

     The Board recommends that you approve changing your fund's investment objective so that it is non-fundamental, rather than fundamental. The Board is asking you to vote on this change because the investment objective of your fund presently is fundamental and shareholders must approve any change.

     The current investment objective of your fund is in Appendix I. By making this objective non-fundamental, the Board may change it as it deems appropriate, without seeking a shareholder vote. The Board does not anticipate changing the investment objective of your fund at the present time.

     The Board expects that you will benefit from this proposed change because it will have the ability to respond more quickly to new developments and changing trends in the marketplace without incurring the time and the costs of a shareholder vote. This should make your fund more competitive among its peers.

WHEN WILL PROPOSAL 4 BE IMPLEMENTED?

     The Board anticipates that Proposal 4, if approved, will be implemented on May 25, 2000.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 4?

          YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY
                 RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                                  PROPOSAL 5:
        RATIFICATION OF SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 5 applies to all shareholders of both funds.

WHAT AM I BEING ASKED TO APPROVE?

     The Board has selected KPMG LLP as independent accountants for each fund for its fiscal year ending August 31, 2000. As each fund's independent accountants, KPMG LLP will examine and verify the accounts and securities of that fund and report on them to the Board and to that fund's shareholders. The Board's selection will be submitted for your ratification at the meeting.

WHY HAS THE BOARD SELECTED KPMG LLP AS THE INDEPENDENT ACCOUNTANTS?

     KPMG was selected primarily on the basis of its expertise as auditors of investment companies, its independence from AIM and its affiliates, the quality of its audit services, and the competitiveness of the fees charged for these services. KPMG LLP also serves as independent accountants for some of the other AIM funds.

WILL A REPRESENTATIVE FROM KPMG LLP BE AVAILABLE FOR QUESTIONS?

     The Board expects that a representative of KPMG LLP will be present at the meeting. The representative will have an opportunity to make a statement should he or she desire to do so and will be available to respond to shareholders' questions.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 5?

          YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY
                 RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                              GENERAL INFORMATION

WHO ARE THE EXECUTIVE OFFICERS OF THE COMPANY?

     Information about the executive officers of the company is in Appendix J.

WHAT IS THE SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN HOLDERS?

     Information about the ownership of each class of each fund's shares by the directors and the executive officers of the company and by 5% holders of each class is in Appendix K.

WHO ARE THE INVESTMENT ADVISOR, ADMINISTRATOR AND PRINCIPAL UNDERWRITER OF THE FUNDS?

     A I M Advisors, Inc., whose principal address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as the investment advisor and administrator for the funds.

     Fund Management Company, whose principal address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as the principal underwriter for each of the funds.

HOW WILL THE COMPANY SOLICIT PROXIES?

     The company will bear the cost of soliciting proxies. The company expects to solicit proxies principally by mail, but the company may also solicit proxies by facsimile or personal interview. The company may also reimburse firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares of the funds.

HOW CAN I SUBMIT A PROPOSAL?

     As a general matter, the funds do not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of a fund, you should send such proposal to the company at the address set forth on the first page of this proxy statement. To be considered for presentation at a shareholders' meeting, the company must receive proposals a reasonable time before proxy materials are prepared relating to that meeting. Your proposal also must comply with applicable law.

                                 OTHER MATTERS

     The Board does not know of any matters to be presented at the meeting other than those set forth in this proxy statement. If any other business should come before the meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

                                   APPENDIX A

                      SHARES OF SHORT-TERM INVESTMENTS CO.
                        OUTSTANDING ON FEBRUARY 18, 2000

                                                                NUMBER OF SHARES
NAME OF FUND (CLASS)                                              OUTSTANDING
--------------------                                           ------------------
Liquid Assets Portfolio
  Cash Management Class.....................................    2,727,483,327.700
  Institutional Class.......................................   14,844,473,499.800
  Personal Investment Class.................................        5,502,065.510
  Private Investment Class..................................      477,806,680.430
  Reserve Class.............................................           95,323.500
  Resource Class............................................      670,068,014.450
Prime Portfolio
  Cash Management Class.....................................    1,081,452,220.670
  Institutional Class.......................................   11,287,510,843.630
  Personal Investment Class.................................       99,165,272.380
  Private Investment Class..................................      408,082,773.330
  Reserve Class.............................................      114,770,746.800
  Resource Class............................................      831,469,741.390

                                   APPENDIX B

                           SHORT-TERM INVESTMENTS CO.
                  FORM OF MASTER INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made this           day of           ,           , by and
between Short-Term Investments Co., a Maryland corporation (the "Company") with respect to its series of shares shown on the Schedule A attached hereto, as the same may be amended from time to time, and A I M Advisors, Inc., a Delaware corporation (the "Advisor").

                                    RECITALS

     WHEREAS, the Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company;

     WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment advisor and engages in the business of acting as an investment advisor;

     WHEREAS, the Company's Charter (the "Charter") authorizes the Board of Directors of the Company (the "Board of Directors") to create separate series of shares of common stock of the Company, and as of the date of this Agreement, the Board of Directors has created two separate series portfolios (such portfolios and any other portfolios hereafter added to the Company being referred to collectively herein as the "Funds"); and

     WHEREAS, the Company and the Advisor desire to enter into an agreement to provide for investment advisory services to the Funds upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Advisory Services. The Advisor shall act as investment advisor for the Funds and shall, in such capacity, supervise all aspects of the Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising the Funds' assets, subject at all times to the policies and control of the Board of Directors. The Advisor shall give the Company and the Funds the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor.

     2. Investment Analysis and Implementation. In carrying out its obligations under Section 1 hereof, the Advisor shall:

          (a) supervise all aspects of the operations of the Funds;

          (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the assets of the Funds or the activities in which such issuers engage, or with respect to securities which the Advisor considers desirable for inclusion in the Funds' assets;

          (c) determine which issuers and securities shall be represented in the Funds' investment portfolios and regularly report thereon to the Board of Directors;

          (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Directors; and

          (e) take, on behalf of the Company and the Funds, all actions which appear to the Company and the Funds necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Funds.

     3. Securities Lending Duties and Fees. The Advisor agrees to provide the following services in connection with the securities lending activities of each
Fund: (a) oversee participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assist the securities lending agent or principal (the "Agent") in determining which specific securities are available for loan; (c) monitor the Agent to ensure that securities loans are effected in accordance with the Advisor's instructions and with procedures adopted by the Board of Directors; (d) prepare appropriate periodic reports for, and seek appropriate approvals from, the Board of Directors with respect to securities lending activities; (e) respond to Agent inquiries; and (f) perform such other duties as necessary.

     As compensation for such services provided by the Advisor in connection with securities lending activities of each Fund, a lending Fund shall pay the Advisor a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities.

     4. Delegation of Responsibilities. The Advisor is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisors, and may enter into agreements with sub-advisors, and may replace any such sub-advisors from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC"), and if applicable, exemptive orders or similar relief granted by the SEC and upon receipt of approval of such sub-advisors by the Board of Directors and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).

     5. Independent Contractors. The Advisor and any sub-advisors shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company in any way or otherwise be deemed to be an agent of the Company.

     6. Control by Board of Directors. Any investment program undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Funds, shall at all times be subject to any directives of the Board of Directors.

     7. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

          (a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

          (b) the provisions of the registration statement of the Company, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;

          (c) the provisions of the Charter, as the same may be amended from time to time;

          (d) the provisions of the by-laws of the Company, as the same may be amended from time to time; and

          (e) any other applicable provisions of state, federal or foreign law.

     8. Broker-Dealer Relationships. The Advisor is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates.

          (a) The Advisor's primary consideration in effecting a security transaction will be to obtain the best execution.

          (b) In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered.

          (c) Subject to such policies as the Board of Directors may from time to time determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to a particular Fund, other Funds of the Company, and to other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers and dealers who also provide research or statistical material, or other services to the Funds, to the Advisor, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Directors indicating the brokers to whom such allocations have been made and the basis therefor.

          (d) With respect to one or more Funds, to the extent the Advisor does not delegate trading responsibility to one or more sub-advisors, in making decisions regarding broker-dealer relationships, the Advisor may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Funds, and may take into consideration any research services provided to such sub-advisor by broker-dealers.

          (e) Subject to the other provisions of this Section 8, the 1940 Act, the Securities Exchange Act of 1934, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC, any exemptive orders issued by the SEC, and any other applicable provisions of law, the Advisor may select brokers or dealers with which it or the Funds are affiliated.

     9. Compensation. The compensation that each Fund shall pay the Advisor is set forth in Schedule B attached hereto.

     10. Expenses of the Funds. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Funds include but are not limited to brokerage commis-sions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to directors and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Company on behalf of the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

     11. Services to Other Companies or Accounts. The Company understands that the Advisor now acts, will continue to act and may act in the future as investment manager or advisor to fiduciary and other managed accounts, and as investment manager or advisor to other investment companies, including any offshore entities, or accounts, and the Company has no objection to the Advisor so acting, provided that whenever the Company and one or more other investment companies or accounts managed or advised by the Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Company recognizes that in some cases this procedure may adversely affect the size of the positions obtainable and the prices realized for the Funds.

     12. Non-Exclusivity. The Company understands that the persons employed by the Advisor to assist in the performance of the Advisor's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Advisor or any affiliate of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. The Company further understands and agrees that officers or directors of the Advisor may serve as officers or directors of the Company, and that officers or directors of the Company may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

     13. Effective Date, Term and Approval. This Agreement shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Schedule A attached hereto. If so approved, this Agreement shall thereafter continue in force and effect until June 30, 2001, and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

          (a) (i) by the Board of Directors or (ii) by the vote of "a majority of the outstanding voting securities" of such Fund (as defined in Section 2(a)(42) of the 1940 Act); and

          (b) by the affirmative vote of a majority of the directors who are not parties to this Agreement or "interested persons" (as defined in the 1940
     Act) of a party to this Agreement (other than as Company directors), by votes cast in person at a meeting specifically called for such purpose.

     14. Termination. This Agreement may be terminated as to the Company or as to any one or more of the Funds at any time, without the payment of any penalty, by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act.

     15. Amendment. No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.

     16. Liability of Advisor and Fund. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any of its officers, directors or employees, the Advisor shall not be subject to liability to the Company or to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of the Advisor to one Fund shall not automatically impart liability on the part of the Advisor to any other Fund. No Fund shall be liable for the obligations of any other Fund.

     17. Liability of Shareholders. Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Company individually but are binding only upon the assets and property of the Company and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.

     18. Notices. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Company and that of the Advisor shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.

     20. License Agreement. The Company shall have the non-exclusive right to use the name "AIM" to designate any current or future series of shares only so long as A I M Advisors, Inc. serves as investment manager or advisor to the Company with respect to such series of shares.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.


                                         SHORT-TERM INVESTMENTS CO.
                                         (a Maryland corporation)
Attest:
                                         By:
---------------------------------------
Assistant Secretary                      --------------------------------------
                                             President
(SEAL)
Attest:                                  A I M ADVISORS, INC.
---------------------------------------  By:
Assistant Secretary
                                         --------------------------------------
(SEAL)                                       President

                                   SCHEDULE A

                           FUNDS AND EFFECTIVE DATES

                                                      EFFECTIVE DATE OF
NAME OF FUND                                          ADVISORY AGREEMENT
------------                                          ------------------
Liquid Assets Portfolio                                  May 25, 2000
Prime Portfolio                                          May 25, 2000

                                   SCHEDULE B

                          COMPENSATION TO THE ADVISOR

     The Company shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                            LIQUID ASSETS PORTFOLIO

           NET ASSETS              ANNUAL RATE
           ----------              -----------
All assets.......................     0.15%

                                PRIME PORTFOLIO

           NET ASSETS              ANNUAL RATE
           ----------              -----------
First $100 million...............     0.20%
Over $100 million to $200
  million........................     0.15%
Over $200 million to $300
  million........................     0.10%
Over $300 million to $1.5
  billion........................     0.06%
Over $1.5 billion................     0.05%

                                   APPENDIX C

                          DATES OF ADVISORY AGREEMENTS

                        DATE OF CURRENT        DATE LAST SUBMITTED       DATE AIM BECAME
NAME OF FUND           ADVISORY AGREEMENT   TO A VOTE OF SHAREHOLDERS   INVESTMENT ADVISOR
------------           ------------------   -------------------------   ------------------
Liquid Assets
Portfolio              February 28, 1997    February 7, 1997*           August 6, 1993
Prime Portfolio        February 28, 1997    February 7, 1997*           October 15, 1980

* The current advisory agreement was last submitted to a vote of public shareholders in connection with a merger between A I M Management Group Inc. and a subsidiary of INVESCO PLC.

                                   APPENDIX D

       PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF A I M ADVISORS, INC.

     The following table provides information with respect to the principal executive officer and the directors of A I M Advisors, Inc., all of whose business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

NAME AND ADDRESS              POSITION WITH AIM               PRINCIPAL OCCUPATION
----------------              -----------------               --------------------
Charles T. Bauer........  Director and Chairman       See director table under Proposal 1.
Gary T. Crum............  Director and Senior Vice    See Appendix J.
                          President
Robert H. Graham........  Director and President      See director table under Proposal 1.
Dawn M. Hawley..........  Director, Senior Vice       Senior Vice President, Chief
                          President and Treasurer     Financial Officer and Treasurer,
                                                      A I M Management Group Inc.; and
                                                      Vice President and Treasurer, A I M
                                                      Capital Management, Inc., A I M
                                                      Distributors, Inc., A I M Fund
                                                      Services, Inc. and Fund Management
                                                      Company.
Carol F. Relihan........  Director, Senior Vice       See Appendix J.
                          President, General
                          Counsel and Secretary

                                   APPENDIX E

                        ADVISORY AGREEMENT FEE SCHEDULE

                                                                    AGGREGATE
                                                   TOTAL NET        NET FEES
                                                 ASSETS FOR THE    PAID TO AIM     FEE WAIVERS
                                                      MOST        FOR THE MOST    FOR THE MOST
                                                    RECENTLY        RECENTLY        RECENTLY
                          ANNUAL RATE              COMPLETED        COMPLETED       COMPLETED
                       (BASED ON AVERAGE         FISCAL PERIOD    FISCAL PERIOD   FISCAL PERIOD
NAME OF FUND           DAILY NET ASSETS)            OR YEAR          OR YEAR         OR YEAR
------------           -----------------         --------------   -------------   -------------
Liquid Assets     0.15% of the average daily     $6,194,495,351    $3,598,269      $6,215,196
Portfolio         net assets of the Portfolio

Prime Portfolio   0.20% of the first $100        $8,724,224,691    $5,205,023             -0-
                  million
                  0.15% over $100 million up
                  to $200 million
                  0.10% over $200 million up
                  to $300 million
                  0.06% over $300 million up
                  to $1.5 billion
                  0.05% over $1.5 billion

                                   APPENDIX F

         FEES PAID TO AIM AND ITS AFFILIATES IN MOST RECENT FISCAL YEAR

     The following chart sets forth the fees paid during the fiscal period or year ended August 31, 1999 by the company to A I M Advisors, Inc. ("AIM") for administrative services and to affiliates of AIM. The administrative and other services currently provided by AIM and its affiliates will continue to be provided after the investment advisory contract with AIM is approved.

                                                 AIM            FUND
                                           (ADMINISTRATIVE   MANAGEMENT     A I M FUND
                                              SERVICES)       COMPANY*    SERVICES, INC.
                                           ---------------   ----------   --------------
SHORT-TERM INVESTMENTS CO.
  Liquid Assets Portfolio................     $155,139        $ 18,931       $720,090
  Prime Portfolio........................      258,934         304,402        903,145

* Net amount received from Rule 12b-1 fees. Excludes amounts reallowed to brokers, dealers, agents and other service providers.

                                   APPENDIX G

                   ADVISORY FEE SCHEDULES FOR OTHER AIM FUNDS

     The following table provides information with respect to the annual advisory fee rates paid to AIM by certain funds that have a similar investment objective as Liquid Assets Portfolio and Prime Portfolio, all of which have similar investment objectives.

                                                                                                     FEE WAIVERS,
                                                                                                  EXPENSE LIMITATIONS
                                                                                                    AND/OR EXPENSE
                                            ANNUAL RATE               TOTAL NET ASSETS FOR        REIMBURSEMENTS FOR
                                         (BASED ON AVERAGE              THE MOST RECENTLY          THE MOST RECENTLY
NAME OF FUND                             DAILY NET ASSETS)            COMPLETED FISCAL YEAR      COMPLETED FISCAL YEAR
------------                             -----------------            ---------------------      ---------------------
AIM Money Market Fund........  0.55% of the first $1 billion; 0.50%      $1,451,025,249        N/A
                               of the excess over $1 billion
AIM V.I. Money Market                                                    $   95,152,169        N/A
 Fund........................  0.40% of first $250 million; 0.35% of excess over $250 million
Government & Agency                                                      $  279,185,112        Limit Net Expenses,
 Portfolio...................  0.10%                                                           excluding Rule 12b-1
                                                                                               distribution plan fee,
                                                                                               interest expense, taxes
                                                                                               and extraordinary expenses
                                                                                               to, 0.06%
Treasury Portfolio...........  0.15% of first $300 million; 0.06%        $5,203,747,106        N/A
                               over $300 million up to $1.5 billion;
                               0.05% of the excess over $1.5 billion
Treasury TaxAdvantage                                                    $  133,893,290        Limit Net Expenses,
 Portfolio...................  0.20% of the first $250 million;                                excluding Rule 12b-1
                               0.15% over $250 million up to $500                              distribution plan fee,
                               million; 0.10% of the excess over                               interest expense, taxes
                               $500 million                                                    and extraordinary
                                                                                               expenses, to 0.11%

                                   APPENDIX H

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

LIQUID ASSETS PORTFOLIO AND PRIME PORTFOLIO

     Liquid Assets and Prime may not:

          (1) concentrate 25% or more of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and bank instruments, such as CD's, bankers' acceptances, time deposits and bank repurchase agreements;

          (2) purchase securities of any one issuer (other than obligations of the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Portfolio's total assets would be invested in such issuer, except as permitted by Rule 2a-7 under the 1940 Act, as amended from time to time, and except that the Portfolio may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

          (3) borrow money or issue senior securities except (a) for temporary or emergency purposes (e.g., in order to facilitate the orderly sale of portfolio securities or to accommodate abnormally heavy redemption requests), the Portfolio may borrow money from banks or obtain funds by entering into reverse repurchase agreements, and (b) to the extent that entering into commitments to purchase securities in accordance with the Portfolio's investment program may be considered the issuance of senior securities, provided that the Portfolio will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

          (4) mortgage, pledge, or hypothecate any assets except to secure permitted borrowings and except for reverse repurchase agreements and then only in an amount up to 33 1/3% of the value of its total assets at the time of borrowing or entering into a reverse repurchase agreement;

          (5) make loans of money or securities other than (a) through the purchase of debt securities in accordance with the Portfolio's investment program, (b) by entering into repurchase agreements and (c) by lending portfolio securities to the extent permitted by law or regulation;

          (6) underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Portfolio's investment program may be deemed an underwriting;

          (7) invest in real estate, except that the Portfolio may purchase and sell securities secured by real estate or interests therein or issued by issuers which invest in real estate or interests therein;

          (8) purchase or sell commodities or commodity futures contracts, purchase securities on margin, make short sales or invest in puts or calls; or

          (9) invest in any obligation not payable as to principal and interest in United States currency.

                                   APPENDIX I

                         CURRENT INVESTMENT OBJECTIVES

LIQUID ASSETS PORTFOLIO

     The fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

PRIME PORTFOLIO

     The fund's investment objective is to maximize current income consistent with the preservation of capital and maintenance of liquidity.

                                   APPENDIX J

                EXECUTIVE OFFICERS OF SHORT-TERM INVESTMENTS CO.

     The following table provides information with respect to the executive officers of the company. Each executive officer is elected by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of the company is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

NAME, AGE AND POSITION                                    PRINCIPAL OCCUPATION(S)
WITH THE COMPANY                OFFICER SINCE               DURING PAST 5 YEARS
----------------------          -------------             -----------------------
Charles T. Bauer (81),        May 5, 1993          See director table under Proposal 1
Chairman
Robert H. Graham (53),        January 1, 1994      See director table under Proposal 1
President
Gary T. Crum (52),            September 11, 1993   Director and President, A I M Capital
Senior Vice President                              Management, Inc.; Director and
                                                   Executive Vice President, A I M
                                                   Management Group Inc.; Director and
                                                   Senior Vice President A I M Advisors,
                                                   Inc.; and Director, A I M
                                                   Distributors, Inc. and AMVESCAP PLC.
Carol F. Relihan (45)         August 4, 1994       Director, Senior Vice President,
Senior Vice President and                          General Counsel and Secretary, A I M
Secretary                                          Advisors, Inc.; Senior Vice President,
                                                   General Counsel and Secretary, A I M
                                                   Management Group Inc.; Director, Vice
                                                   President and General Counsel, Fund
                                                   Management Company; Vice President and
                                                   General Counsel, A I M Fund Services,
                                                   Inc.; and Vice President, A I M
                                                   Capital Management, Inc. and A I M
                                                   Distributors, Inc.
Melville B. Cox (56),         September 11, 1993   Vice President and Chief Compliance
Vice President                                     Officer, A I M Advisors, Inc., A I M
                                                   Capital Management, Inc., A I M
                                                   Distributors, Inc., A I M Fund
                                                   Services, Inc. and Fund Management
                                                   Company
Dana R. Sutton (41),          September 11, 1993   Vice President and Fund Controller,
Vice President and Treasurer                       A I M Advisors, Inc.; and Assistant
                                                   Vice President and Assistant
                                                   Treasurer, Fund Management Company.
Karen Dunn Kelley (39)        September 11, 1993   Senior Vice President, A I M Capital
Vice President                                     Management, Inc. and Vice President,
                                                   A I M Advisors, Inc.
J. Abbott Sprague (45)        September 11, 1993   Director and President, Fund
Vice President                                     Management Company; Director, A I M
                                                   Fund Services, Inc.; and Senior Vice
                                                   President, A I M Advisors, Inc. and
                                                   A I M Management Group, Inc.

                                   APPENDIX K

              SECURITY OWNERSHIP OF CERTAIN OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF MANAGEMENT

     As of February 18, 2000, none of the directors or executive officers of the trust owned shares of any fund of the company. The directors and officers, as a group, held less than 1% of the shares of any fund as of February 18, 2000

SECURITY OWNERSHIP OF CERTAIN RECORD OWNERS

     To the best knowledge of the company, the names and addresses of the holders of 5% or more of the outstanding shares of each class of each fund as of February 18, 2000, and the amount of the outstanding shares owned of record or beneficially by such holders, are set forth below.

                                                           PERCENT OF                     PERCENT OF
                      NAME AND ADDRESS OF  SHARES OWNED    CLASS OWNED   SHARES OWNED     CLASS OWNED
FUND (CLASS)             RECORD OWNER        OF RECORD      OF RECORD    BENEFICIALLY*   BENEFICIALLY*
------------          -------------------  -------------   -----------   -------------   -------------
LIQUID ASSETS
  PORTFOLIO
Cash Management
  Class.............. CIBC World             472,643,624      17.33%         - 0 -           - 0 -
                      Markets
                      200 Liberty Street
                      World Financial
                      Center
                      New York, NY 10281

                      Mellon Global Cash
                      Management Accounts    328,605,000      12.05%         - 0 -           - 0 -
                      Three Mellon Bank
                      Center
                      Room 2501
                      Pittsburgh, PA
                      15259-0001

                      Bank Of New York       260,012,215       9.53%         - 0 -           - 0 -
                      One Wall Street
                      5th Floor
                      Stif/Master Note
                      New York, NY 10286

                      Hambrecht & Quist      193,510,094       7.09%         - 0 -           - 0 -
                      LLC
                      230 Park Avenue,
                      19th Floor
                      New York, NY 10169

                      Gateway Securities,    184,725,212       6.77%         - 0 -           - 0 -
                      LLC
                      PO Box 2000
                      N. Sioux City, ND
                      57049-2000

                      Gateway, Inc.          161,858,540       5.93%         - 0 -           - 0 -
                      610 Gateway Drive
                      N. Sioux City, SD
                      57049-2000

                                                           PERCENT OF                     PERCENT OF
                      NAME AND ADDRESS OF  SHARES OWNED    CLASS OWNED   SHARES OWNED     CLASS OWNED
FUND (CLASS)             RECORD OWNER        OF RECORD      OF RECORD    BENEFICIALLY*   BENEFICIALLY*
------------          -------------------  -------------   -----------   -------------   -------------
                      First Union            158,186,034       5.80%         - 0 -           - 0 -
                      Subaccounts
                      8739 Research Drive
                      Capital Markets
                      Charlotte, NC
                      28262-0675

Institutional
  Class.............. A I M Advisors,      2,987,589,352**    20.13%         - 0 -           - 0 -
                      Inc.
                      AIM Fund of Funds
                      Account
                      Money Market
                      Portfolio Admin.
                      11 Greenway Plaza,
                      Ste. 100
                      Houston, TX
                      77046

                      Turtle & Co Sweep    1,632,319,992      11.00%         - 0 -           - 0 -
                      P.O.Box 9427
                      Boston, MA 02209

                      BZW Barclays Global  1,468,570,000       9.89%         - 0 -           - 0 -
                      Investors, As Agent
                      980 9th St.
                      Suite 600
                      Sacramento, CA
                      95814

                      Paine Webber SSB     1,097,039,951       7.39%         - 0 -           - 0 -
                      1000 Harbor Blvd
                      6th Floor
                      Mutual Fund
                      Operations
                      State Street
                      Custodial Accounts
                      Weehawken, NJ
                      07087-6790

Personal Investment
  Class.............. Huntington               4,712,201      85.64%         - 0 -           - 0 -
                      Investment 112
                      135 North
                      Pennsylvania
                      Suite 800
                      Indianapolis, IN
                      46204

                      Texas Capital Bank,        659,080      11.98%         - 0 -           - 0 -
                      N.A.
                      2100 McKinney
                      Ave., Ste 900
                      Dallas, TX 75201

                                                           PERCENT OF                     PERCENT OF
                      NAME AND ADDRESS OF  SHARES OWNED    CLASS OWNED   SHARES OWNED     CLASS OWNED
FUND (CLASS)             RECORD OWNER        OF RECORD      OF RECORD    BENEFICIALLY*   BENEFICIALLY*
------------          -------------------  -------------   -----------   -------------   -------------
Private Investment
  Class.............. Bank of New York       214,958,923      44.99%         - 0 -           - 0 -
                      One Wall Street
                      5th Floor
                      Stif/Master Note
                      New York, NY 10286

                      Huntington Capital      59,191,565      12.39%         - 0 -           - 0 -
                      Corp
                      41 S High St.,
                      Ninth Floor
                      Columbus, OH 43287

                      Mellon Bank NA          48,694,262      10.19%         - 0 -           - 0 -
                      P.O. Box 710
                      Pittsburgh, PA
                      15230 0710

                      Central Carolina        44,084,232       9.23%         - 0 -           - 0 -
                      Bank and Trust Co
                      111 Corcoran Street
                      Durham, NC 27702

Reserve Class........ First National              95,324     100.00%         - 0 -           - 0 -
                      Banker's Bank
                      P.O. Drawer 80579
                      Baton Rouge, LA
                      70898
Resource Class....... CIBC World             381,087,780      56.87%         - 0 -           - 0 -
                      Markets
                      200 Liberty Street
                      World Financial
                      Center
                      New York, NY 10281

                      Hambrecht & Quist      180,464,460      26.93%         - 0 -           - 0 -
                      LLC
                      230 Park Avenue,
                      19th Floor
                      New York, NY 10169

                      Hambrecht & Quist       63,403,834       9.46%         - 0 -           - 0 -
                      LLC
                      1100 Newport
                      Center Drive,
                      Second Floor
                      Newport Beach, CA
                      92660

                                                           PERCENT OF                     PERCENT OF
                      NAME AND ADDRESS OF  SHARES OWNED    CLASS OWNED   SHARES OWNED     CLASS OWNED
FUND (CLASS)             RECORD OWNER        OF RECORD      OF RECORD    BENEFICIALLY*   BENEFICIALLY*
------------          -------------------  -------------   -----------   -------------   -------------
PRIME PORTFOLIO
Cash Management
  Class.............. Bank of New York       269,300,692      24.90%         - 0 -           - 0 -
                      One Wall Street
                      5th Floor
                      Stif/Master Note
                      New York, NY 10286

                      Hambrecht & Quist      122,496,762      11.33%         - 0 -           - 0 -
                      LLC
                      230 Park Avenue,
                      19th Floor
                      New York, NY 10169

                      CIBC World Markets      97,672,909       9.03%         - 0 -           - 0 -
                      200 Liberty Street
                      World Financial
                      Center
                      New York, NY 10281

                      IGT                     80,251,465       7.42%         - 0 -           - 0 -
                      P.O. Box 10120
                      Reno, NV 89502

                      Bost & Co FBO The       76,794,760       7.10%         - 0 -           - 0 -
                      Kwelm Partnership
                      P.O. Box 3198
                      Attn: Mutual Fund
                      Operations
                      Pittsburgh, PA
                      15230-3198

                      Mellon Bank NA          58,293,184       5.39%         - 0 -           - 0 -
                      P.O. Box 710
                      Pittsburgh, PA
                      15230-0710

Institutional
  Class.............. A I M Advisors,      2,987,589,352**    26.47%         - 0 -           - 0 -
                      Inc.
                      AIM Fund of Funds
                      Account
                      Money Market
                      Portfolio Admin.
                      11 Greenway Plaza,
                      Ste. 100
                      Houston, TX
                      77046

                                                           PERCENT OF                     PERCENT OF
                      NAME AND ADDRESS OF  SHARES OWNED    CLASS OWNED   SHARES OWNED     CLASS OWNED
FUND (CLASS)             RECORD OWNER        OF RECORD      OF RECORD    BENEFICIALLY*   BENEFICIALLY*
------------          -------------------  -------------   -----------   -------------   -------------
                      First Trust/Var &      706,774,047       6.26%         - 0 -           - 0 -
                      Co
                      Funds Control Suite
                      0404
                      180 East Fifth
                      Street
                      St. Paul, MN 55101

                      Turtle & Co Sweep      677,366,818       6.00%         - 0 -           - 0 -
                      P.O. Box 9427
                      Boston, MA 02209

                      Trulin & Co            644,613,989       5.71%         - 0 -           - 0 -
                      P.O. Box 1412
                      Rochester, NY 14603

Personal Class....... Cullen/Frost            80,307,762      80.98%         - 0 -           - 0 -
                      Discount Brokers
                      P.O. Box 2358
                      San Antonio, TX
                      78299

                      First American Bank      5,597,262       5.64%         - 0 -           - 0 -
                      SSB
                      P.O. Box 1033
                      Bryan, TX 77805

                      First Interstate -       5,365,528       5.41%         - 0 -           - 0 -
                      Montana
                      P.O. Box 30918
                      Billings, MT 59116

Private Class........ Huntington Capital     138,636,085      33.97%         - 0 -           - 0 -
                      Corp
                      41 S High St.,
                      Ninth Floor
                      Columbus, OH 43287

                      Harris Trust &          58,768,604      14.40%         - 0 -           - 0 -
                      Savings Bank
                      111 West Monroe St
                      Lower Level East
                      Chicago, IL 60690

                      Cullen/Frost            52,630,498      12.90%         - 0 -           - 0 -
                      Discount Brokers
                      P.O. Box 2358
                      San Antonio, TX
                      78299

                                                           PERCENT OF                     PERCENT OF
                      NAME AND ADDRESS OF  SHARES OWNED    CLASS OWNED   SHARES OWNED     CLASS OWNED
FUND (CLASS)             RECORD OWNER        OF RECORD      OF RECORD    BENEFICIALLY*   BENEFICIALLY*
------------          -------------------  -------------   -----------   -------------   -------------
                      Frost National Bank     40,297,799       9.87%         - 0 -           - 0 -
                      TX
                      Muir & Co
                      C/O Frost
                      P.O. Box 2479
                      San Antonio, TX
                      78298-2479

                      Bank of Oklahoma,       30,718,771       7.53%         - 0 -           - 0 -
                      N.A. Institutional
                      Investments
                      P.O. Box 2300
                      Tulsa, OK 74192

Reserve Class........ Bank of New York       114,159,276      99.47%         - 0 -           - 0 -
                      440 Mamoroneck 5th
                      Floor
                      Harrison, NY 10286

Resource Class....... First Union            203,252,589      24.44%         - 0 -           - 0 -
                      Securities, Inc.
                      ATTN: MONEY FUNDS
                      8739 Research Drive
                      Capital Markets
                      Charlotte, NC
                      28262-0675

                      CIBC World Markets     185,228,785      22.28%         - 0 -           - 0 -
                      200 Liberty Street
                      World Financial
                      Center
                      New York, NY 10281

                      Harris Methodist       164,427,684      19.78%         - 0 -           - 0 -
                      Health System
                      600 East Las
                      Colinas Blvd Ste
                      1550
                      Irving, TX 75039

                      Mellon Bank NA         100,730,636      12.11%         - 0 -           - 0 -
                      P.O. Box 710
                      Pittsburgh, PA
                      15230-0710

      * The company has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

     ** Represents shares held in a cash management account for the benefit of certain AIM funds.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

PROXY CARD                                                            PROXY CARD

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                            LIQUID ASSETS PORTFOLIO

                  (A PORTFOLIO OF SHORT-TERM INVESTMENTS CO.)

        PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 3, 2000

The undersigned hereby appoints Robert H. Graham, Gary T. Crum and Lewis F. Pennock and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on May 3, 2000, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the portfolio which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

                                             NOTE: PLEASE SIGN EXACTLY AS YOUR
                                             NAME APPEARS ON THIS PROXY CARD.
                                             All joint owners should sign. When
                                             signing as executor, administrator,
                                             attorney, trustee or guardian or as
                                             custodian for a minor, please give
                                             full title as such. If a
                                             corporation, please sign in full
                                             corporate name and indicate the
                                             signer's office. If a partner, sign
                                             in the partnership name.


                                             -----------------------------------
                                             Signature

                                             -----------------------------------
                                             Signature (if held jointly)

                                             -----------------------------------
                                             Dated                  10S27_STIC-1

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL. TO VOTE, FILL IN THE BOX COMPLETELY.
EXAMPLE: [X]

1.   To elect ten individuals to the Board of Directors of Short-Term Investments              FOR            WITHHOLD       FOR ALL
     Co. each of whom will serve until his or her successor is elected                         ALL         AUTHORITY FOR     EXCEPT
     and qualified:                                                                                         ALL NOMINEES

     01 Charles T. Bauer  04 Edward K. Dunn, Jr. 07 Robert H. Graham   10 Louis S. Sklar       [ ]              [ ]            [ ]
     02 Bruce L. Crockett 05 Jack M. Fields      08 Prema Mathai-Davis
     03 Owen Daly II      06 Carl Frischling     09 Lewis F. Pennock

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX
AND WRITE THE NOMINEE NUMBER(S) ON THE LINE PROVIDED. ___________________________________

                                                                                               FOR            AGAINST        ABSTAIN
2.   To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.           [ ]              [ ]            [ ]

3.   To approve changing the fundamental investment restrictions of the fund.

                                              FOR  AGAINST  ABSTAIN                                          FOR  AGAINST  ABSTAIN

     (a) Change to Fundamental Restriction    [ ]    [ ]      [ ]  (f)  Change to Fundamental Restriction    [ ]    [ ]      [ ]
         on Issuer Diversification.                                     on Purchasing or Selling
                                                                        Commodities and Elimination of
                                                                        Fundamental Restrictions on
                                                                        Margin Transactions, on Purchasing
                                                                        Securities on Margin, Short Sales
                                                                        of Securities and Investing in Put
                                                                        or Call Options.

     (b) Change to Fundamental Restriction    [ ]    [ ]      [ ]  (g)  Change to Fundamental Restriction on [ ]    [ ]      [ ]
         on Borrowing Money and Issuing                                 Making Loans.
         Senior Securities.

     (c) Change to Fundamental Restriction    [ ]    [ ]      [ ]  (h)  Approval of a New Fundamental        [ ]    [ ]      [ ]
         on Underwriting Securities.                                    Investment Restriction on Investing
                                                                        All of the Fund's Assets in an
                                                                        Open-End Fund.

     (d) Change to Fundamental Restriction    [ ]    [ ]      [ ]  (i)  Elimination of Fundamental           [ ]    [ ]      [ ]
         on Industry Concentration.                                     Restriction on Mortgaging or
                                                                        Pledging Assets.

     (e) Change to Fundamental Restriction    [ ]    [ ]      [ ]  (j)  Elimination of Fundamental           [ ]    [ ]      [ ]
         on Purchasing or Selling Real                                  Restriction on Investing In
         Estate.                                                        Obligations Not Payable In
                                                                        United States Currency.

                                                                                     FOR            AGAINST        ABSTAIN
4.   To approve changing the investment objective of the fund so that it is          [ ]              [ ]            [ ]
     non-fundamental.

5.   To ratify the selection of KPMG LLP as independent accountants                  [ ]              [ ]            [ ]
     for the fiscal year ending in 2000.

6.   IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

PROXY CARD                                                            PROXY CARD

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                                 PRIME PORTFOLIO

                  (A PORTFOLIO OF SHORT-TERM INVESTMENTS CO.)

        PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 3, 2000

The undersigned hereby appoints Robert H. Graham, Gary T. Crum and Lewis F. Pennock and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on May 3, 2000, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the portfolio which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

                                             NOTE: PLEASE SIGN EXACTLY AS YOUR
                                             NAME APPEARS ON THIS PROXY CARD.
                                             All joint owners should sign. When
                                             signing as executor, administrator,
                                             attorney, trustee or guardian or as
                                             custodian for a minor, please give
                                             full title as such. If a
                                             corporation, please sign in full
                                             corporate name and indicate the
                                             signer's office. If a partner, sign
                                             in the partnership name.


                                             -----------------------------------
                                             Signature

                                             -----------------------------------
                                             Signature (if held jointly)

                                             -----------------------------------
                                             Dated                  10S27_STIC-2


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL. TO VOTE, FILL IN THE BOX COMPLETELY.
EXAMPLE: [X]

7.   To elect ten individuals to the Board of Directors of Short-Term Investments              FOR            WITHHOLD       FOR ALL
     Co., each of whom will serve until his or her successor is elected                        ALL         AUTHORITY FOR     EXCEPT
     and qualified:                                                                                         ALL NOMINEES

     01 Charles T. Bauer  04 Edward K. Dunn, Jr. 07 Robert H. Graham   10 Louis S. Sklar       [ ]              [ ]            [ ]
     02 Bruce L. Crockett 05 Jack M. Fields      08 Prema Mathai-Davis
     03 Owen Daly II      06 Carl Frischling     09 Lewis F. Pennock

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX
AND WRITE THE NOMINEE NUMBER(S) ON THE LINE PROVIDED.__________________________________

                                                                                               FOR            AGAINST        ABSTAIN
8.   To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.           [ ]              [ ]            [ ]

9.   To approve changing the fundamental investment restrictions of the fund.

                                              FOR  AGAINST  ABSTAIN                                           FOR  AGAINST  ABSTAIN

     (k) Change to Fundamental Restriction    [ ]    [ ]      [ ]   (p)  Change to Fundamental Restriction    [ ]    [ ]      [ ]
         on Issuer Diversification.                                      on Purchasing or Selling
                                                                         Commodities and Elimination of
                                                                         Fundamental Restrictions on
                                                                         Margin Transactions, on Purchasing
                                                                         Securities on Margin, Short Sales
                                                                         of Securities and Investing in Put
                                                                         or Call Options.

     (l) Change to Fundamental Restriction    [ ]    [ ]      [ ]   (q)  Change to Fundamental Restriction on [ ]    [ ]      [ ]
         on Borrowing Money and Issuing                                  Making Loans.
         Senior Securities.

     (m) Change to Fundamental Restriction    [ ]    [ ]      [ ]   (r)  Approval of a New Fundamental        [ ]    [ ]      [ ]
         on Underwriting Securities.                                     Investment Restriction on Investing
                                                                         All of the Fund's Assets in an
                                                                         Open-End Fund.

     (n) Change to Fundamental Restriction    [ ]    [ ]      [ ]   (s)  Elimination of Fundamental           [ ]    [ ]      [ ]
         on Industry Concentration.                                      Restriction on Mortgaging or
                                                                         Pledging Assets.

     (o) Change to Fundamental Restriction    [ ]    [ ]      [ ]   (t)  Elimination of Fundamental           [ ]    [ ]      [ ]
         on Purchasing or Selling Real                                   Restriction on Investing In
         Estate.                                                         Obligations Not Payable In
                                                                         United States Currency.

                                                                                     FOR            AGAINST        ABSTAIN
10.  To approve changing the investment objective of the fund so that it is         [ ]              [ ]            [ ]
     non-fundamental.

11.  To ratify the selection of KPMG LLP as independent accountants                 [ ]              [ ]            [ ]
     for the fiscal year ending in 2000.

12.  IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.